Exhibit 99.1

LIMITED BRANDS ANNOUNCES 19 PERCENT INCREASE IN FOURTH QUARTER ADJUSTED EARNINGS PER SHARE

- REPORTED FOURTH QUARTER EARNINGS PER SHARE $1.17
VERSUS $1.36 LAST YEAR -

- ANNOUNCES $500 MILLION SHARE REPURCHASE PROGRAM -

- UPDATES FEBRUARY COMP GUIDANCE AND PROVIDES FIRST QUARTER AND FULL-YEAR 2012 GUIDANCE -

Columbus, Ohio, Feb. 22, 2012 - Limited Brands, Inc. (NYSE: LTD) today reported 2011 fourth quarter and full-year results.

Fourth Quarter Results
Adjusted earnings per share for the fourth quarter ended Jan. 28, 2012, which exclude certain significant items as detailed below, increased 19 percent to $1.50 compared to $1.26 for the quarter ended Jan. 29, 2011. Fourth quarter adjusted operating income was $786.5 million compared to $713.5 million last year, and adjusted net income was $459.2 million compared to $419.7 million last year.

Including the significant items below, reported fourth quarter earnings per share were $1.17 compared to $1.36 last year; operating income was $641.1 million compared to $713.5 million last year; and net income was $359.4 million compared to $452.3 million last year.

Significant items are as follows:

In 2011 (totaling to a charge of $0.33 per share):

•	A pre-tax gain of $110.8 million, or $0.32 cents per share, related to the sale of our third party apparel sourcing business;

•	A pre-tax, principally non-cash charge of $256.1 million, or $0.74 per share, related to intangible asset impairment and restructuring charges, including store closures, at La Senza; and

•	A tax benefit of $28.4 million, or $0.09 cents per share, related to certain discrete tax matters.

In 2010 (totaling to a benefit of $0.10 per share):

•	A pre-tax gain of $44.9 million, or $0.09 per share, related to the sale of Express stock; and

•	A pre-tax gain of $7.1 million, or $0.01 per share, related to an Express dividend payment.

The company reported a comparable store sales increase of 7 percent for the fourth quarter ended Jan. 28, 2012, compared to the fourth quarter ended Jan. 29, 2011. The company reported net sales of $3.515 billion for the fourth quarter ended Jan. 28, 2012, compared to sales of $3.456 billion last year.
Total sales were negatively impacted by the sale of our third party apparel sourcing business in the beginning of November 2011.

Full-Year Results
Adjusted earnings per share for the year ended Jan. 28, 2012, which exclude certain significant items, increased 26 percent to $2.60 compared to $2.06 for the year ended Jan. 29, 2011. Adjusted operating income was $1.546 billion in 2011 compared to $1.284 billion in 2010, and adjusted net income was $817.3 million compared to $684.5 million in 2010.

Including significant items, reported 2011 full-year earnings per share were $2.70 compared to $2.42 in 2010; operating income was $1.238 billion compared to $1.284 billion in 2010; and net income was $850.1 million compared to $804.8 million in 2010.

At the conclusion of this press release is a reconciliation of reported to adjusted results, including a description of the significant items.

The company reported a comparable store sales increase of 10 percent for the year ended Jan. 28, 2012, compared to the year ended Jan. 29, 2011. The company reported net sales of $10.364 billion for the year ended Jan. 28, 2012, compared to sales of $9.613 billion last year.

2012 Outlook
The company currently expects 2012 full-year earnings per share to be between $2.60 and $2.80, including earnings per share between $0.35 and $0.40 in the first quarter.

The company expects to report a February comparable store sales increase in the mid to high single digit range, versus its previous estimate of up low single digits.

Share Repurchase
The company also announced that it has completed its previously announced $250 million share repurchase program, and the board of directors has authorized a new $500 million share repurchase program.

Earnings Call and Additional Information
Limited Brands will conduct its fourth quarter earnings call at 9 a.m. Eastern on Feb. 23. To listen, call 1-866-583-6618 (international dial-in number: 1-937-200-3978). For an audio replay, call 1-866-NEWS-LTD (international replay number: 1-706-902-3452) or log onto www.Limitedbrands.com. Additional fourth quarter and full-year financial information is also available at www.Limitedbrands.com.

ABOUT LIMITED BRANDS:
Limited Brands, through Victoria's Secret, Pink, Bath & Body Works, La Senza and Henri Bendel, is an international company. The company operates 2,623 specialty stores in the United States and its brands are sold in more than 600 company-operated and franchised additional locations world-wide. The company's products are also available online at www.VictoriasSecret.com, www.BathandBodyWorks.com, www.HenriBendel.com and www.LaSenza.com.
Limited Brands b-roll footage of stores is available through our online newsroom.
Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995
Limited Brands, Inc. cautions that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this press release or the fourth quarter earnings call involve risks and uncertainties and are subject to change based on various factors, many of which are beyond our control. Accordingly, our future performance and financial results may differ materially from those expressed or implied in any such forward-looking statements. Words such as “estimate,” “project,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “planned,” “potential” and similar expressions may identify forward-looking statements. Risks associated with the following factors, among others, in some cases have affected and in the future could affect our financial performance and actual results and could cause actual results to differ materially from those expressed or implied in any forward-looking statements included in this press release or the fourth quarter earnings call:

•
general economic conditions, consumer confidence, consumer spending patterns and market disruptions including severe weather conditions, natural disasters, health hazards, terrorist activities, financial crises, political crises or other major events, or the prospect of these events;

•	the seasonality of our business;

•	the dependence on a high volume of mall traffic and the possible lack of availability of suitable store locations on appropriate terms;

•	our ability to grow through new store openings and existing store remodels and expansions;

•	our ability to successfully expand into international markets and related risks;

•	our independent licensees and franchisees;

•	our direct channel business;

•	our failure to protect our reputation and our brand images;

•	our failure to protect our trade names, trademarks and patents;

•	the highly competitive nature of the retail industry generally and the segments in which we operate particularly;

•	consumer acceptance of our products and our ability to keep up with fashion trends, develop new merchandise and launch new product lines successfully;

•	our reliance on foreign sources of production, including risks related to:

◦	political instability;

◦	duties, taxes and other charges on imports;

◦	legal and regulatory matters;

◦	volatility in currency exchange rates;

◦	local business practices and political issues;

◦	potential delays or disruptions in shipping and related pricing impacts;

◦	the disruption of imports by labor disputes; and

◦	changing expectations regarding product safety due to new legislation;

•	stock price volatility;

•	our failure to maintain our credit rating;

•	our ability to service our debt;

•	our ability to retain key personnel;

•	our ability to attract, develop and retain qualified employees and manage labor costs;

•	the inability of our manufacturers to deliver products in a timely manner and meet quality standards;

•	fluctuations in product input costs;

•	fluctuations in energy costs;

•	increases in the costs of mailing, paper and printing;

•	claims arising from our self-insurance;

•	our ability to implement and maintain information technology systems;

•	our failure to comply with regulatory requirements;

•	tax matters; and

•	legal and compliance matters.
We are not under any obligation and do not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this press release or the fourth quarter earnings call to reflect circumstances existing after the date of this press release or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized. Additional information regarding these and other factors can be found in “Item 1A. Risk Factors” in our 2010 Annual Report on Form 10-K.
Adjusted information which provides non-GAAP financial information and estimates is presented in order to improve investors' understanding of historical and expected results and improve comparability of financial information from period to period.

For further information, please contact:

Limited Brands:
Investor Relations	Media Relations
Amie Preston	Tammy Roberts Myers
(614) 415-6704	(614) 415-7072
apreston@limitedbrands.com	extcomm@limitedbrands.com

LIMITED BRANDS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
THIRTEEN WEEKS ENDED JANUARY 28, 2012 AND JANUARY 29, 2011
(Unaudited)
(In thousands except per share amounts)

	2011	2010
Net Sales	$3,515,426	$3,455,860
Cost of Goods Sold, Buying & Occupancy	(1,987,769)	(2,011,107)
Gross Profit	1,527,657	1,444,753
General, Administrative and Store Operating Expenses	(765,460)	(731,251)
Impairment of Goodwill and Other Intangible Assets	(231,862)	—
Gain on Divestiture of Third-Party Sourcing Business	110,801	—
Operating Income	641,136	713,502
Interest Expense	(63,487)	(48,299)
Other (Expense) Income	2,289	52,830

Income Before Income Taxes	579,938	718,033
Provision for Income Taxes	220,497	265,742

Net Income	$359,441	$452,291

Net Income Per Diluted Share	$1.17	$1.36

Weighted Average Shares Outstanding	306,042	332,875

LIMITED BRANDS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
THIRTEEN WEEKS ENDED JANUARY 28, 2012 AND JANUARY 29, 2011
(Unaudited)
(In thousands except per share amounts)

	2011			2010

	Reported	Adjustments	Adjusted	Reported	Adjustments	Adjusted
Net Sales	$3,515,426	$—	$3,515,426	$3,455,860	$—	$3,455,860
Cost of Goods Sold, Buying & Occupancy	(1,987,769)	16,985	(1,970,784)	(2,011,107)	—	(2,011,107)
Gross Profit	1,527,657	16,985	1,544,642	1,444,753	—	1,444,753
General, Administrative and Store Operating Expenses	(765,460)	7,357	(758,103)	(731,251)	—	(731,251)
Impairment of Goodwill and Other Intangible Assets	(231,862)	231,862	—	—	—	—
Gain on Divestiture of Third-Party Sourcing Business	110,801	(110,801)	—	—	—	—
Operating Income	641,136	145,403	786,539	713,502	—	713,502
Interest Expense	(63,487)	—	(63,487)	(48,299)	—	(48,299)
Other (Expense) Income	2,289	—	2,289	52,830	(52,011)	819

Income Before Income Taxes	579,938	145,403	725,341	718,033	(52,011)	666,022
Provision for Income Taxes	220,497	45,636	266,133	265,742	(19,400)	246,342

Net Income	$359,441	$99,767	$459,208	$452,291	$(32,611)	$419,680

Net Income Per Diluted Share	$1.17		$1.50	$1.36		$1.26

Weighted Average Shares Outstanding	306,042		306,042	332,875		332,875

See Notes to Consolidated Statements of Income and Reconciliation of Adjusted Results for additional information.

LIMITED BRANDS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
FIFTY-TWO WEEKS ENDED JANUARY 28, 2012 AND JANUARY 29, 2011
(Unaudited)
(In thousands except per share amounts)

	2011	2010
Net Sales	$10,363,998	$9,613,277
Cost of Goods Sold, Buying & Occupancy	(6,307,237)	(5,982,489)
Gross Profit	4,056,761	3,630,788
General, Administrative and Store Operating Expenses	(2,698,107)	(2,346,754)
Impairment of Goodwill and Other Intangible Assets	(231,862)	—
Gain on Divestiture of Third-Party Sourcing Business	110,801	—
Operating Income	1,237,593	1,284,034
Interest Expense	(246,274)	(208,394)
Other (Expense) Income	235,157	174,820

Income Before Income Taxes	1,226,476	1,250,460
Provision for Income Taxes	376,394	445,674

Net Income	$850,082	$804,786

Net Income Per Diluted Share	$2.70	$2.42

Weighted Average Shares Outstanding	314,311	332,874

LIMITED BRANDS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
FIFTY-TWO WEEKS ENDED JANUARY 28, 2012 AND JANUARY 29, 2011
(Unaudited)
(In thousands except per share amounts)

	2011			2010

	Reported	Adjustments	Adjusted	Reported	Adjustments	Adjusted
Net Sales	$10,363,998	$—	$10,363,998	$9,613,277	$—	$9,613,277
Cost of Goods Sold, Buying & Occupancy	(6,307,237)	16,985	(6,290,252)	(5,982,489)	—	(5,982,489)
Gross Profit	4,056,761	16,985	4,073,746	3,630,788	—	3,630,788
General, Administrative and Store Operating Expenses	(2,698,107)	170,785	(2,527,322)	(2,346,754)	—	(2,346,754)
Impairment of Goodwill and Other Intangible Assets	(231,862)	231,862	—	—	—	—
Gain on Divestiture of Third-Party Sourcing Business	110,801	(110,801)	—	—	—	—
Operating Income	1,237,593	308,831	1,546,424	1,284,034	—	1,284,034
Interest Expense	(246,274)	—	(246,274)	(208,394)	—	(208,394)
Other (Expense) Income	235,157	(233,478)	1,679	174,820	(147,394)	27,426

Income Before Income Taxes	1,226,476	75,353	1,301,829	1,250,460	(147,394)	1,103,066
Provision for Income Taxes	376,394	108,092	484,486	445,674	(27,088)	418,586

Net Income	$850,082	$(32,739)	$817,343	$804,786	$(120,306)	$684,480

Net Income Per Diluted Share	$2.70		$2.60	$2.42		$2.06

Weighted Average Shares Outstanding	314,311		314,311	332,874		332,874

See Notes to Consolidated Statements of Income and Reconciliation of Adjusted Results for additional information.

LIMITED BRANDS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED STATEMENTS OF INCOME AND
RECONCILIATION OF ADJUSTED RESULTS
(Unaudited)

The “Adjusted Results” provided in the attached unaudited Consolidated Statements of Income and Reconciliation of Adjusted Results are non-GAAP financial measures and reflect the following:

Fiscal 2011

In the fourth quarter of 2011, adjusted results exclude the following:

•	A $231.8 million pre-tax charge ($203.0 million net of tax), related to the impairment of La Senza goodwill and other intangible assets.

•	A $110.8 million pre-tax gain ($99.3 million net of tax), related to the sale of 51% of our third-party sourcing business to Sycamore Partners.

•	$24.3 million ($24.3 million net of tax) of restructuring expenses at La Senza.

•	A $28.4 million tax benefit related to certain discrete income tax matters.

In the third quarter of 2011, adjusted results exclude the following:

•	A $16.7 million tax benefit related to the favorable resolution of certain discrete income tax matters.

In the second quarter of 2011, adjusted results exclude the following:

•
A $147.1 million non-taxable gain, included in other income and expense, and associated pre-tax expense of $113.4 million, included in general, administrative and store operating expenses, associated with our charitable contribution of Express, Inc. common stock to The Limited Brands Foundation.

In the first quarter of 2011, adjusted results exclude the following:

•	An $86.4 million pre-tax gain ($55.6 million net of tax), included in other income and expense, related to the sale of shares of Express, Inc. common stock.

•	A $50.0 million pre-tax expense ($31.2 million net of tax), included in general, administrative and store operating expenses, related to a pledge to The Limited Brands Foundation.

•	An $11.0 million tax benefit primarily related to the favorable resolution of certain discrete income tax matters.

Fiscal 2010

In the fourth quarter of 2010, adjusted results exclude the following:

•	A $44.9 million pre-tax gain ($28.2M net of tax), included in other income and expense, related to the sale of Express stock.

•	A $7.1 million pre-tax gain ($4.4M net of tax), included in other income and expense, related to a dividend payment from Express.

In the second quarter of 2010, adjusted results exclude the following:

•	A $52.3 million pre-tax gain ($31.8M net of tax), included in other income and expense, related to the initial public offering of Express including the sale of a portion of the company's shares.

•	A $19.7 million pre-tax gain, included in other income and expense, and a related net tax benefit of $22.4 million, associated with the sale of our remaining 25% interest in Limited Stores.

•	A $25.2 million pre-tax loss ($15.8M net of tax), included in other income and expense, associated with the early retirement of portions of our 2012 and 2014 maturity bonds.

In the first quarter of 2010, adjusted results exclude the following:

•	A $48.7 million pre-tax gain ($29.6 million net of tax), included in other income and expense, related to a $56.5 million cash distribution from Express.

The Unaudited Adjusted Consolidated Statements of Income should not be construed as an alternative to the reported results determined in accordance with generally accepted accounting principles. Further, the Company's definition of adjusted income information may differ from similarly titled measures used by other companies. While it is not possible to predict future results, management believes the adjusted information is useful for the assessment of the ongoing operations of the Company. The Unaudited Adjusted Consolidated Statements of Income should be read in conjunction with the Company's historical financial statements and notes thereto contained in the Company's quarterly reports on Form 10-Q and annual report on Form 10-K.